COLUMBIA FUNDS SERIES TRUST I

COLUMBIA TECHNOLOGY FUND

(the “Fund”)

Supplement dated April 11, 2013 to the Fund’s prospectus dated January 1, 2013, as supplemented

At the adjourned Joint Special Meeting of Shareholders held on April 10, 2013, shareholders of the Fund approved proposals to: (i) change the Fund’s fundamental policy regarding concentration to provide that the Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries; and (ii) change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940.

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Accordingly, the following revisions to the Fund’s prospectus are made effective immediately:

1)	The section of the Fund’s prospectus entitled “Principal Investment Strategies” is modified by deleting footnote (a) and adding the following paragraph:

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issues than can a diversified fund. Under normal circumstances, the Fund invests at least 25% of the value of its total net assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries.

2)	The section of the Fund’s prospectus entitled “Principal Risks” is modified by adding the following disclosure as an additional risk within the section:

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Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than may a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Shareholders should retain this Supplement for future reference.

C-1646-3 A (4/13)